SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                     -------


                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]        Preliminary Proxy Statement                            [ ]  Confidential; for use
[X]        Definitive Proxy Statement                                  of the Commission Only
[ ]        Definitive Additional Materials                             (as permitted by Rule
[ ]        Soliciting Material Pursuant to                             14a-6(e)(2))
           Rule 14a-11 or Rule 14a-12

                            4KIDS ENTERTAINMENT, INC.
------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

                            4KIDS ENTERTAINMENT, INC.
                           1414 Avenue of the Americas
                            New York, New York 10019




                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 29, 1998




To the Shareholders of
4KIDS ENTERTAINMENT, INC.

           NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of 4KIDS ENTERTAINMENT, INC. (the "Company"), a New York corporation, will be held at Chase Manhattan Worldwide Headquarters, 270 Park Avenue, New York, New York 10017, Conference Room F, on Wednesday, April 29, 1998 at 11:30 a.m., local time, for the following purposes:

          1. To elect three directors to serve, subject to the provisions of the By-laws, until the next Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified;

          2. To consider and act upon a proposal to approve the Company's 1998 Stock Option
                      Plan;

          3. To consider and act upon a proposal to approve the selection of Deloitte & Touche as the Company's independent auditors for the fiscal year ending December 31, 1998;

          4. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

           The Board of Directors has fixed the close of business on March 26, 1998 as the record date for the meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the Annual Meeting of Shareholders or any adjournment or adjournments thereof.

                                    By order of the Board of Directors.


                                                ALFRED R. KAHN
                                            Chairman of the Board


New York, New York
April 6, 1998



--------------------------------------------------------------------------------

                                    IMPORTANT


IF YOU CANNOT PERSONALLY ATTEND THE MEETING, IT IS REQUESTED THAT YOU INDICATE YOUR VOTE ON THE ISSUES INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

--------------------------------------------------------------------------------

                            4KIDS ENTERTAINMENT, INC.
                           1414 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019




                           P R O X Y S T A T E M E N T

                                       FOR

                         ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD APRIL 29, 1998




                                                                   April 6, 1998


                  The enclosed proxy is solicited by the Board of Directors of 4Kids Entertainment, Inc., a New York corporation (the "Company") in connection with the Annual Meeting of Shareholders to be held at Chase Manhattan Worldwide Headquarters, 270 Park Avenue, New York, New York 10017, Conference Room F, on Wednesday, April 29, 1998, at 11:30 a.m., local time, and any adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting. Unless instructed to the contrary on the proxy, it is the intention of the persons named in the proxy to vote the proxies in favor of (i) the election as directors of the three nominees listed below to serve until the next annual meeting of shareholders; (ii) approval of the Company's 1998 Stock Option Plan; and (iii) approval of the selection of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending December 31, 1998. The record date with respect to this solicitation is the close of business on March 26, 1998 and only shareholders of record at that time will be entitled to vote at the meeting. The principal executive office of the Company is 1414 Avenue of the Americas, New York, New York 10019, and its telephone number is (212) 758-7666. The shares represented by all validly executed proxies received in time to be taken to the meeting, and not previously revoked, will be voted at the meeting. The proxy may be revoked by the shareholder at any time prior to its being voted. This proxy statement and the accompanying proxy were mailed to you on or about April 6, 1998.

                               OUTSTANDING SHARES
                  The number of outstanding shares entitled to vote at the meeting is 2,944,831 common shares, par value $.01 per share, each of which is entitled to one vote. The presence in person or by proxy at the Annual Meeting of the holders of one-third of such shares shall constitute a quorum. There is no cumulative voting. Assuming the presence of a quorum at the Annual Meeting, the affirmative vote of a majority of the common shares present at the meeting and entitled to vote on each matter is required for the approval of the election as directors of the three nominees listed below. The affirmative vote of the holders of a majority of the total outstanding common shares is necessary to approve the Company's 1998 Stock Option Plan. Votes shall be counted by one or more employees of the Company's Transfer Agent who shall serve as the inspectors of election. The inspectors of election will canvas the shareholders present in person at the meeting, count their votes and count the votes represented by proxies presented. Abstentions and broker nonvotes are counted for purposes of determining the number of shares represented at the meeting, but are deemed not to have voted on the proposal. Broker nonvotes occur when a broker nominee (which has voted on one or more matters at the meeting) does not vote on one or more other matters at the meeting because it has not received instructions to so vote from the beneficial owner and does not have discretionary authority to so vote.
                              ELECTION OF DIRECTORS
                  The three persons named below, who are currently the entire Board of Directors, have been nominated for election to serve until the next Annual Meeting of Shareholders and until their respective successors have been elected and qualified.
                  Unless specified to be voted otherwise, each proxy will be voted for the election of the nominees named below. All of the nominees have consented to serve as directors if elected. If at the time of the Annual Meeting, any nominee is unable or declines to serve, the proxies may be voted for any other person who shall be nominated by the present Board of Directors to fill the vacancy.




                                                                             Number
                                                                           of Shares
   Name                                                                   Beneficially                      Percent
   and                     Positions with                Director           Owned as of                        of
   Age                      the Company                   Since           March 14, 1997                     Class
   ----                    --------------                --------         --------------                    ------

Alfred R.                  Chairman of the                 1987               914,000(1)                     26.2%
Kahn, 51                   Board (Chief
                           Executive
                           Officer)
                           and Director

Robert Dunn
Glick, 62                  Director                        1998                  -0-                          -0-

Gerald                     Director                        1991              270,000(2)                       8.4%
Rissman, 77


(1) Includes 352,000 shares owned by Mr. Kahn, 2,000 shares owned by Mr. Kahn's wife, 5,000 shares held by Mr. Kahn for the benefit of his minor daughter under the NY/UGMA, currently exercisable options to acquire 540,000 shares, and 15,000 shares owned by Mr. Kahn's three adult children with respect to which Mr. Kahn disclaims beneficial ownership.
(2) Mr. Gerald Rissman has the right to acquire the number of shares shown pursuant to currently exercisable stock options.
                  Mr. Alfred R. Kahn has been Chairman (Chief Executive
Officer) of the Company since March 1991.  Mr. Kahn was Vice
Chairman of the Company from July 1987 until he became Chairman.
                  Mr. Robert Glick has been a practicing attorney and partner in the law firm of Schwartz, Cooper, Greenberger & Krauss for more than 5 years.
                  Mr. Gerald Rissman is employed by Tiger Electronics,
Inc. ("Tiger") to perform various executive functions. He also serves as a consultant in the electronics industry.
                  Tiger, Mr. Kahn and Mr. Randy Rissman, President of Tiger and a member of the Board of Directors of the Company until his resignation on March 5, 1998, have agreed to use their best efforts to cause the Board of Directors to consist of three persons, two recommended by Tiger and one recommended by Mr. Kahn. If Tiger sells any of its shares of the Company's Common Stock, Tiger, Mr. Kahn and Mr. Randy Rissman will use their best efforts to cause a majority of the Board of Directors to consist of persons recommended by Mr. Kahn.

Meetings and Committees of the Board of Directors.
                  The Board of Directors of the Company met four times during the fiscal year which ended on December 31, 1997. None of the directors attended fewer than 75% of the total number of meetings of the Board of Directors and committees on which he serves.
                  The Company has an Audit Committee which consisted of Messrs. Randy Rissman and Gerald Rissman until March 5, 1998, and will now consist of Mr. Robert Glick and Mr. Gerald Rissman. The Audit Committee reviews the financial reporting and internal controls of the Company and meets with appropriate financial personnel of the Company, as well as its independent auditors, in connection with these reviews. The Audit Committee also recommends to the Board the firm which is to be presented to the shareholders for designation as independent auditors to examine the corporate accounts of the Company for the current fiscal year. Although the Audit Committee did not formally meet during fiscal 1997, Messrs. Randy Rissman and Gerald Rissman informally discussed these matters during the course of the fiscal year. The Company also has a Compensation Committee, the members of which were Messrs. Randy Rissman, and Gerald Rissman until March 5, 1998 and will now consist of Mr. Robert Glick and Mr. Gerald Rissman. Subject to existing contractual obligations, the Compensation Committee is responsible for setting and administering the policies which govern annual and long-term compensation for the Company's executives. The Compensation Committee is also empowered to grant Stock Options pursuant to the Company's Stock Option Plans and to administer such Plans. Although the Compensation Committee did not formally meet during fiscal 1997, Messrs. Randy Rissman and Gerald Rissman informally discussed compensation issues during fiscal 1997.
                  The Company does not have a nominating committee.
Other Executive Officers.
                  In addition to Mr. Kahn, the Company has four other executive officers, Joseph P. Garrity, Sheldon Hirsch, Thomas Kenney and Norman Grossfeld. Mr. Garrity has been the Chief Financial Officer since joining the Company in June 1991. In October 1994 he became Executive Vice President (Chief Operating Officer). For more than five years prior to such time, Mr. Garrity was a Senior Audit Manager for Deloitte & Touche LLP. Sheldon Hirsch has been Chief Executive Officer of The Summit Media Group, Inc. ("Summit Media"), the Company's media buying, planning and television syndication subsidiary, since November 1992. For three years prior to such time, Mr. Hirsch was President of Sachs Family Entertainment, a television program distribution company. Thomas Kenney has been President of Summit Media since February 1993. For five years prior to such time Mr. Kenney served as Senior Vice President - Advertising at Tiger Electronics Inc. Norman Grossfeld has been President of 4Kids Productions, Inc., the Company's television and home video production subsidiary, since February 1994. For two years prior to such time he was President of Gold Coast Television Entertainment. Prior to such time he served as Coordinating Director for NBC Sports from 1991 through 1992, and as

Producer/Director for Television Programming Enterprises from 1988-1991.

                   COMPENSATION OF DIRECTORS AND OFFICERS

         The following table sets forth compensation paid to the Company's Chief Executive Officer and the three most highly compensated executive officers for the three fiscal years ended December 31, 1997:


                           SUMMARY COMPENSATION TABLE

                                                                                                               Long-Term
                                                                         Annual Compensation                 Compensation

                                                                                                                 Award

Name and                                                                                                    Stock Options
Principal Position                                  Year               Salary ($)       Bonus ($)              (Shares)
------------------                                  ----               ----------       ---------             ---------

                                                    1997                $ 395,000       $ 177,563              100,000
                                                    1996                  395,000          -0-                 100,000
Alfred R. Kahn                                      1995                  395,000          -0-                 100,000
 Chairman of the Board



                                                    1997                  250,000        108,212                55,000
                                                    1996                  250,000         46,462                10,000
Sheldon Hirsch, Chief                               1995                  235,000          6,750                25,000
  Executive Officer,
  Summit Media

                                                    1997                  225,000        108,212                 55,000
Thomas Kenney, President                            1996                  225,000         46,462                 10,000
  Summit Media                                      1995                  200,000          6,750                 25,000


                                                    1997                  200,000         50,000                10,000
Norman Grossfeld, President                         1996                  200,000        50,000                 10,000
 4Kids Productions                                  1995                  150,000        50,000                 20,000



------------------


                  The following table sets forth information concerning the grants of stock options made during fiscal 1997:

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                              Potential Realizable
                                                                                                                Value at Assumed
                                                                                                                 Annual Rates of

                                                                                                                   Stock Price
                                                                                                                  Appreciation
                       Individual Grants                                                                       for Option Term (1)
                       -----------------                                                                       -------------------



                                                           % of Total         Exercise
                                   Number of             Options Granted      or Base
                                    Options              to Employees in       Price         Expiration
Name                                Granted                Fiscal Year       ($/Sh) (2)         Date                  5%        10%
----                                --------              -------------      ----------        ------             ------------------

Alfred R. Kahn                     100,000 (3)                 32%             $1.375         01/21/07            $86,473   $219,140

Sheldon Hirsch                      55,000                     17%              1.375         01/21/02             20,894     46,170


Thomas Kenney                       55,000                     17%              1.375         01/21/02             20,894     46,170


Norman Grossfeld                    10,000                      3%              1.375         01/21/02              8,647     21,914



(1) The Company used such method as it is one of the alternative methods of option valuation suggested by the Securities and Exchange Commission's rules on executive compensation disclosure. The Company does not advocate or necessarily agree that such method can properly determine the value of an option.

(2) Based upon the fair market value of the Company's Common Stock on the date of grant.

(3)          All such options are currently exercisable.

                      None of the named executive officers exercised their options to acquire shares during fiscal 1997. The following table sets forth information concerning the fiscal year end value of unexercised options:

                                                                                           Value of Unexercised In-
                                           Number of Unexercised Options at                  the-Money Options at
Name                                             December 31, 1997 (1)                      December 31, 1997 (2)
----                                            -----------------------                    ----------------------

Alfred R. Kahn                                          500,000                                    $181,250

Sheldon Hirsch                                           45,000                                     5,625

Norman Grossfeld                                         35,000                                     11,876

Thomas Kenney                                            45,000                                     5,625


--------------

(1) All options included in this table are currently exercisable; such persons may hold additional options not yet exercisable.

(2) Calculation based upon the average of the high and low prices of the Company's Common Stock on NASDAQ on December 31, 1997 of $2.75 per share.


Compensation of Directors.
                  No director of the Company receives any cash compensation for his services as such. Currently, the Company has two directors who are not employees, Messrs. Robert Glick and Gerald Rissman (the "Non-Employee Directors"). Prior to March 5, 1998, Messrs. Randy Rissman and Gerald Rissman were the Company's Non-Employee Directors. Pursuant to the Company's 1994 Stock Option Plan, on January 22, 1997 the Non-Employee Directors Randy Rissman and Gerald Rissman were each granted options to purchase 50,000 shares at a purchase price of $1.375. On January 2, 1998, the Non-Employee Directors Randy Rissman and Gerald Rissman were each granted options to purchase 20,000 shares at a purchase price of $2.375. All such options were granted at the fair market value on the date of grant, are currently exercisable in full and terminate ten years from the date of grant.

                  In March 1998, the Company purchased an aggregate of $5,000,000 of insurance from National Union Fire Insurance Company of Pittsburgh for indemnification of all of its directors and officers at a cost of $52,000.


Employment Contracts and Termination of
Employment and Change-in-Control Arrangements
---------------------------------------------

                  Mr. Kahn has an employment agreement with the Company pursuant to which he receives a fixed salary of $395,000 per year plus an annual bonus equal to 10% of the Company's Income Before Income Tax Provision as stated on the Company's financial statements in its annual report on Form 10-K. The agreement expires on March 31, 1999. The agreement also provides that for a period of six months after termination of employment, Mr. Kahn will not "compete" with the Company. Under the employment agreement, if Mr. Kahn is terminated without cause, he will be entitled to receive a payment equal to 2.99 times his average annual compensation paid by the Company (including bonuses, if any) during the five years preceding the date of termination ("Severance Payment"). If a majority of the directors of the Company consists of individuals who have not been recommended by either Tiger or Mr. Kahn (a "Change of Control"), Mr. Kahn can terminate the agreement within six months of such Change of Control, in which event he would be entitled to receive the Severance Payment.

                  Mr. Garrity has an employment agreement with the Company which beginning in January 1998 provides for an annual salary of $250,000 (the "Fixed Salary") plus an annual bonus equal to 2% of the Company's Income Before Income Tax Provision as stated on the Company's financial statements in it's Annual Report on Form 10-K. The agreement expires December 31, 2000. The agreement may be terminated by the Company in the event of Mr. Garrity's disability or for cause. If during the term of Mr.

Garrity's agreement there shall occur a Change of Control, Mr. Garrity can terminate the agreement within six months of such Change of Control, in which event he would be entitled to receive a payment equal to the Fixed Salary remaining to be paid for the year during which such termination occurs.
                  Mr. Grossfeld has an agreement with 4Kids Productions which currently provides for an annual salary of $200,000 (the "Fixed Salary") plus an annual bonus equal to 10% of 4Kids Productions Income Before Income Tax Provision as stated on 4Kids Productions books and records, with an annual advance against bonus of $50,000.

                  Each of Mr. Hirsch and Mr. Kenney has an employment agreement with Summit Media for the period January 1, 1995 through December 31, 2000. Mr. Hirsch's agreement currently provides for an annual salary of $250,000 while Mr. Kenney's as of January 1998, provides for an annual salary of $250,000 (the "Fixed Salary"). Each agreement currently provides for an annual bonus equal to 6% of Summit Media's Income Before Income Tax Provision as stated on Summit Media's books and records. The agreements automatically renew on a year-to-year basis unless terminated by either party at least 90 days prior to December 31, 2000. The respective agreements may be terminated by the Company in the event of either of Mr. Hirsch's or Mr. Kenney's respective disability or for cause. If during the term of the agreements there shall occur a Change of Control, each of Mr. Hirsch and Mr. Kenney can terminate his respective agreement within six months of such Change of Control, in which event he would be entitled to receive a payment equal to the Fixed Salary remaining to be paid for the year during which such termination occurs.

Compensation Committee Interlocks and Insider Participation.
                  As described in "Election of Directors - Meetings and Committees of the Board of Directors" above, the Company has a Compensation Committee, the current members of which are Messrs. Robert Glick and Gerald Rissman. Neither of such individuals has ever been an officer or employee of the Company or any of its subsidiaries. See "Certain Relationships and Related Transactions" below. During fiscal 1997, no executive officers of the Company served as a member of the compensation committee or board of directors of another entity, one of whose executive officers served on the Board of Directors of the Company.
Report on Executive Compensation.
                  Subject to existing contractual obligations, the Compensation Committee of the Board of Directors is responsible for the Company's executive compensation policy. In general, the Company's executive compensation policy is to attract and retain high performing executives and to motivate and reward such executives based on overall corporate and individual performance, and the creation of shareholder value.
                  For 1997, the compensation of the Company's executive officers was composed primarily of salaries and stock options. Salary ranges for the Company's executive officers are established with reference to the competitive marketplace for equivalent job levels. Each executive officer's base salary is set based on the level and scope of responsibility within the

Company and individual performance. Salaries are reviewed annually by the Compensation Committee either formally or informally.
                  Stock options are intended to strengthen the mutuality of interest of executive officers and the Company's shareholders in maximizing long-term shareholder value. The Company's Compensation Committee is responsible for granting stock options to the executive officers pursuant to the Company's stock option plans. Grants of stock options are made from time to time to the executive officers based on the Company's overall performance and the individual performance of each executive officer. In addition, pursuant to the Company's 1994 Stock Option Plan and 1985 Stock Option Plan (each of which was approved by the Company's shareholders at the 1994 and 1985 Annual Meetings of Shareholders, respectively), stock options to acquire 100,000 shares of the Company were granted in January 1997 to Mr. Kahn at an exercise price of $1.375 per share, the fair market value of the shares on the date of grant. On January 2, 1998, stock options to acquire 40,000 shares were granted pursuant to the Company's
(i) 1992 Stock Option Plan (which was approved at the 1992 Annual Meeting of Shareholders) and (ii) 1998 Stock Option Plan subject to approval by the Shareholders at the 1998 Annual Meeting.

Basis for the Compensation of the CEO.
                  The Company has an employment agreement with Mr. Kahn pursuant to which he receives a fixed salary of $395,000 per year and an annual during the term of the agreement, which expires in

1999. The Company believes that Mr. Kahn's base salary, which has remained unchanged since 1991, is reasonable and no more generous to him than base salaries paid to other similarly situated chief executive officers.
                  In addition to cash compensation, Mr. Kahn is also eligible to receive stock options pursuant to the Company's stock option plans. On January 1, 1997, Mr. Kahn was granted an option to purchase 100,000 shares at an exercise price of $1.375. On January 2, 1998, Mr. Kahn was granted options to purchase 40,000 shares at an exercise price of $2.375. The purpose of such stock option grants was to provide Mr. Kahn with a further inducement to contribute to the long-term growth and development of the business of the Company. Consequently, during the terms of such options, Mr. Kahn will receive, for no consideration prior to exercise, the opportunity to profit from any rise in the market value of the Company's common stock. The market price for the Company's common stock on March 20, 1998 was $3.625.
                                                          Compensation Committee

                                                                    Robert Glick
                                                                  Gerald Rissman

Performance Graph.
                  Set forth below is a line graph comparing the yearly percentage change in the cumulative total return on the Company's common stock against the cumulative total return of the Nasdaq U.S. Market Index and the Nasdaq Non-Financial Index for the past five fiscal years.



(The Performance Graph appears here. See the table below for plot points.)

                        4KIDS PERFORMANCE CHART RAW DATA
                                      1997


                           4KIDS        NASDAQ       NONFIN
                1992      100.000      100.000      100.000
                1993      178.571      114.796      115.458
                1994       61.735      112.214      111.021
                1995       42.517      158.699      154.727
                1996       17.007      195.192      188.024
                1997       46.769      239.527      220.645

                             PRINCIPAL SHAREHOLDERS
                  The following table sets forth, as of March 20, 1998, certain information concerning stock ownership of the Company by (i) each person who is known by the Company to own beneficially more than 5% of the outstanding common shares of the Company, (ii) each of the Company's directors and (iii) all current directors and officers of the Company as a group. Except as otherwise indicated, all such persons have both sole voting and investment power over the shares shown as being beneficially owned by them.



                                                                                                          Percent
                                                             Number of Shares                               of
Name and Address (1)                                        Beneficially Owned                             Class
Randy Rissman                                                 1,534,000 (2)                                40.8%

Alfred R. Kahn                                                  914,000 (3)                                26.2%

Tiger Electronics Inc.                                            350,000                                  11.9%

Gerald Rissman                                                  270,000 (6)                                 8.4%

Various Reporting                                                 154,224                                   5.2%
Persons (4)

All directors and                                             2,258,500 (5)                                50.4%
officers as a group
(7 persons)


(1) The address for Messrs. Randy Rissman and Gerald Rissman, and Tiger, is 980 Woodlands Parkway, Vernon Hills, Illinois 60061; and the address for Mr. Kahn is 1414 Avenue of the Americas, New York, New York 10019.
(2) Includes (i) Mr. Kahn's currently exercisable options to acquire 540,000 shares (see footnote (1) to table under "Election of Directors" herein), over which Mr. Randy

         Rissman would have the sole power to vote if exercised by Mr. Kahn, pursuant to an Irrevocable Proxy dated as of March 11, 1991 (the "Irrevocable Proxy"), (ii) 350,000 shares owned by Tiger Electronics Inc. ("Tiger"), which Mr. Randy Rissman, as President and controlling shareholder of Tiger, has the right to direct the voting and disposition of, (iii) 374,000 shares owned by Mr. Kahn which Mr. Randy Rissman has the sole power to vote pursuant to the Irrevocable Proxy and (iv) currently exercisable options to acquire 270,000 shares, over which Mr. Randy Rissman would have sole voting and dispositive power if exercised.
(3) Includes 352,000 shares owned by Mr. Kahn, 2,000 shares owned by Mr. Kahn's wife, 5,000 shares held by Mr. Kahn for the benefit of his minor daughter under the NY/UGMA, currently exercisable options to acquire 540,000 shares, and 15,000 shares owned by Mr. Kahn's three adult children with respect to which Mr. Kahn disclaims beneficial ownership.
(4)      According to Amendment No. 3 to Schedule 13D filed in
         November, 1996 (the "Schedule 13D"), EGS Associates, L.P.,
         EGS Partners, LLC, BEV Partners, L.P., Jonas Partners, L.P.,
         William Ehrman, Frederic Greenberg, Frederick Ketcher, James
         McLaren and Jonas Gerstl (collectively, the "Reporting
         Persons") have various interests in the shares shown. The address of the principal business and principal office of the Reporting Persons is 300 Park Avenue, New York, New York
         10022. According to the Schedule 13D, the purpose of the acquisition of the shares shown by the Reporting Persons is for investment. In addition, the Schedule 13D states that there are no contracts, arrangements, understandings or relationships (legal or otherwise) among the Reporting Persons or between the Reporting Persons and any other person with respect to any securities of the Company.
(5) Includes 454,500 shares which four executive officers have the right to acquire pursuant to stock options, 367,250 of such options are currently exercisable.
(6) Mr. Gerald Rissman has the right to acquire the number of shares shown pursuant to currently exercisable stock options.

                  Mr. Kahn has, from time to time, borrowed a total of $711,582 from Tiger in connection with three purchases of a total of 191,426 shares. As of March 20, 1998, the outstanding principal balance of such loans was approximately $340,045. The loans were partially due in 1997 with the balance due in April, 1999 and bear interest on part at the rate of 8% per annum and on the balance at 1% over prime rate, payable annually. Mr. Kahn has agreed that he will use 40% of his annual performance bonuses, if any, toward the repayment of his indebtedness to Tiger.

                  Tiger, Mr. Randy Rissman and Mr. Kahn are parties to an agreement which provides that neither Tiger nor Mr. Kahn nor any of their respective affiliates, shall directly or indirectly acquire any other shares of the Company without the consent of

Mr. Kahn or Tiger, as the case may be. In the event Tiger desires to sell any of its shares, it shall first provide Mr. Kahn an opportunity to purchase the shares subject to such offer on the same terms and conditions. In the event Mr. Kahn desires to sell any of his shares, he must provide Tiger the right to sell a proportional number of shares on the same terms and conditions. In the event Mr. Kahn shall terminate his employment with the Company, Tiger shall have the right to buy all of Mr. Kahn's shares at the lower of a specified price or the market value prior to such termination, unless Mr. Kahn shall concurrently sell his shares as set forth above.
                         PROPOSED 1998 STOCK OPTION PLAN
                  There is being submitted to the shareholders for approval at the Annual Meeting, the 4Kids Entertainment, Inc. 1998 Stock Option Plan (the "1998 Plan") which authorizes the issuance not later than December 31, 2008 of options to purchase up to 145,000 of the Company's common shares. The 1998 Plan was approved by the Board of Directors at a meeting held on November 12, 1997 subject to shareholder approval.
                  The Board of Directors believes that the Company and its shareholders have benefitted from the grant of stock options in the past and that similar benefits will result from the adoption of the 1998 Plan. It is believed that stock options play an important role in providing eligible employees with an incentive and inducement to contribute fully to the further growth and development of the Company and its subsidiaries because of the opportunity to acquire a proprietary interest in the Company on an attractive basis.
                  All stock options granted under the 1998 Plan will be exercisable at such time or times and in such installments, if any, as the Company's Compensation Committee or the Board of Directors may determine and expire no more than ten years from the date of grant. The exercise price of the stock option will be the fair market value of the Company's common shares on the date of grant and must be paid in cash or in stock of the Company valued at its then fair market value. The market value of the Company's shares at March 20, 1998 was $3.625. Options are non-transferable except by will or by the laws of descent and distribution. Each option to be granted under the 1998 Plan will be evidenced by an agreement subject to the terms and conditions set forth above.
                  Options granted under the 1998 Plan terminate three months after the optionee's relationship with the Company is terminated except if termination is by reason of death or disability. In such event the option terminates six months after the optionee's death or termination of employment by reason of disability.
                  Upon the issuance of any shares pursuant to the exercise of a stock option granted under the 1998 Plan, the Company may pay an optionee a supplemental cash award, the primary purpose of which is to assist the optionee in paying any income tax which may be payable upon the exercise of such stock option. This award will be the smaller of (i) 65% of the difference between the aggregate fair market value of the shares issued on the exercise and the option price paid by the optionee or (ii) 90% of the option exercise price paid by the optionee.
                  The Board of Directors has a limited right to modify or amend the 1998 Plan which does not include the right to increase the number of shares which is available for the grant of options.
                  During the term of the 1998 Plan, eligible employees of the Company will receive, for no consideration prior to exercise, the opportunity to profit from any rise in the market value of the common stock. This will dilute the equity interest of the other shareholders of the Company. The grant and exercise of the options also may affect the Company's ability to obtain additional capital during the term of any options.
                  The 1998 Plan will be administered by the Compensation Committee appointed by the Board of Directors. The Compensation Committee currently consists of Messrs. Robert Glick and Gerald Rissman, neither of whom are employees of the Company.
                  The Board of Directors is recommending the adoption of the 1998 Plan. The description of the proposed 1998 Plan set forth above is qualified in its entirety by reference to the text of the 1998 Plan as set forth in Exhibit A.
                         FEDERAL INCOME TAX CONSEQUENCES
                  The following is a summary of the Federal income tax treatment of the stock options which may be granted under the

1998 Plan based upon the current provisions of the Internal Revenue Code.
                  An option holder who exercises a stock option will generally realize compensation taxable as ordinary income in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise, and the Company will be entitled to a deduction from income in the same amount. The option holder's basis in such shares will be their fair market value on the date of exercise, and when he disposes of the shares he will recognize capital gain or loss, either long-term or short-term, depending on the holding period of the shares.
                  The exercise of an option by the exchange of common shares already owned by the optionee generally will not result in any taxable gain or loss on the unrealized appreciation of the shares so used. The Internal Revenue Service has ruled that (i) a number of shares of the stock received equal to the number of shares surrendered will have the same basis as the shares surrendered and (ii) the remaining shares received will have a basis equal to their fair market value on the date of exercise (the sum of the option price and the compensation income recognized upon exercise). For purposes of determining whether shares have been held for the long-term capital gain holding period, the holding period of shares received will generally include the holding period of shares surrendered only if the shares received have the same basis, in whole or in part, in the employee's hands as the shares surrendered.
                  Whenever under the 1998 Plan shares are to be delivered upon exercise of a stock option, the Company shall be entitled to require as a condition of delivery that the option holder remit an amount sufficient to satisfy all Federal, state, and other governmental withholding tax requirements related thereto.

                              SELECTION OF AUDITORS
                  The Company's financial statements for the past several fiscal years were examined by Deloitte & Touche LLP, independent public accountants. On November 12, 1997, the Board of Directors voted to propose and recommend the selection of Deloitte & Touche LLP as independent auditors to examine its financial statements for the fiscal year ending December 31, 1998.
                  Representatives of Deloitte & Touche LLP are expected to be present at the annual meeting of shareholders with the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

                  In 1997, the Company provided to Tiger representation for licensing of properties, product development and design services and media buying, planning and syndication services. In connection with these activities, the Company realized approximately $2,550,000 of net revenue from Tiger in fiscal 1997.

                  In connection with its media buying activities, the Company incurs obligations to television stations for advertising time purchased on behalf of Tiger. Consequently, the Company had an account receivable from Tiger of approximately $21,792,000 at December 31, 1997.
                  The agreements under which the Company provides certain services to Tiger are on substantially similar terms and conditions as other agreements the Company has with clients for which it provides similar services.
                                  OTHER MATTERS
                  The Board of Directors does not know of any matters other than those mentioned above to be presented to the meeting. If any other matters do come before the meeting, the persons named in the proxy will exercise their discretion in voting thereon.
                              SHAREHOLDER PROPOSALS
                  Proposals by any shareholders intended to be presented at the 1998 Annual Meeting of Shareholders must be received by the Corporation for inclusion in proxy material relating to such meeting not later than October 15, 1998.
                                    EXPENSES
                  All expenses in connection with solicitation of proxies will be borne by the Company. Officers and regular employees of the Company may solicit proxies by personal interview and telephone and telegraph. Brokerage houses, banks and other custodians, nominees and fiduciaries will be reimbursed for out-of-pocket and reasonable expenses incurred in forwarding proxies and proxy statements. Georgeson & Co. has been engaged to assist in the solicitation of proxies, brokers, nominees, fiduciaries and other custodians. The Company will pay that firm approximately $6,000 for its services and reimburse its out-of-pocket expenses.

                                            By Order of the Board of Directors,



                                                              Alfred R. Kahn
                                                      Chairman of the Board

                                                                       Exhibit A






                            4KIDS ENTERTAINMENT, INC.
                             1998 STOCK OPTION PLAN


                  1. Purpose of Plan. This 1998 Stock Option Plan (the "Plan") is designed to assist 4Kids Entertainment, Inc. (the "Company") in attracting and retaining the services of employees, Non-Employee Directors (as hereinafter defined) and such consultants as may be designated and to provide them with an incentive and inducement to contribute fully to the further growth and development of the business of the Company and its subsidiaries.

                  2. Definitions. In addition to other definitions contained elsewhere in the Plan, as used in the Plan the following terms have the following meanings unless the context requires a different meaning:

         "Board" means the Board of Directors of the Company.

         "Code" means the Internal Revenue Code of 1986, as the same may from time to time be amended.

         "Committee" means the committee referred to in Section 5 hereof.

         "Common Stock" means the Common Stock of the Company, par value $.0l per share.

         "Designated Beneficiary" means the person designated by an optionee to be entitled on his death to any remaining rights arising out of an option, such designation to be made in accordance with such regulations as the Committee or Board may establish.

         "Fair market value" means the average of the high and low prices on the over-the-counter market on the last day on which the Company's shares of Common Stock were traded immediately preceding the date an option is granted pursuant to the Plan, as reported by the National Association of Security Dealers Automated Quotation System ("NASDAQ"), or NASDAQ's Successor, or if not reported on NASDAQ, the fair market value of such Common Stock as determined by the Committee or the Board in good faith and based on all relevant factors.

         "Non-Employee Directors" means Non-Employee Director as defined in Rule 16b- 3(b)(3), or any successor provision promulgated under the Securities Exchange Act of 1934.

         "Stock Options" means any stock options granted to an optionee under the Plan.

         'Stock Option Agreement" means a stock option agreement entered into pursuant to the Plan.

                  3. Stock Options: Stock Subject to Plan. The stock to be issued upon exercise of Stock Options granted under the Plan shall consist of authorized but unissued shares, or of treasury shares, of Common Stock, as determined from time to time by the Board. The maximum number of shares for which Stock Options may be granted under the Plan is 145,000 shares, subject to adjustment as provided in Section 8 of the Plan. If any Stock Option granted under the Plan should expire or terminate for any reason whatsoever without having been exercised in full, the unpurchased shares shall become available for new options.

                  4.  Administration.

                  (a) The Plan shall be administered by a Stock Option Committee or, if such Committee is not appointed, then it shall be administered by the Board. Options may be granted by the Board or the Committee. For purposes of the Plan, the Board or its appointed Committee shall be referred to as the "Committee." The Committee, if any, shall be appointed by the Board and shall consist of not less than two members. The Board shall establish the number of members to serve on the Committee, shall fill all vacancies or create new openings on the Committee, and may remove any member of the Committee at any time with or without cause. The Committee shall select its own chairman and shall adopt, alter or repeal such rules and procedures as it may deem proper and shall hold its meetings at such times and places as it may determine. The Committee shall keep minutes of its meetings and of actions taken by it without a meeting. A majority of the Committee present at any meeting at which a quorum is present, or acts approved in writing by all members of the Committee without a meeting, shall be the acts of the Committee.

                  (b) Unless otherwise determined by the Board, the Committee shall have full and final authority in its discretion, but subject to the express provisions of the Plan, to:

                           (i) prescribe, amend and rescind rules and
regulations relating to the Plan;

                           (ii) interpret the Plan and the respective Stock
Options; and

                           (iii) make all other determinations necessary or
advisable for administering the Plan. All determinations and interpretations by the Committee or the Board shall be binding and conclusive upon all parties. No member of the Committee or the Board shall be liable for any action or determination made in good faith in respect of the Plan or any Stock Option granted under it.

                  (c) The provisions of this Section 5 shall survive any termination of the Plan.

                  5. Terms and Exercise of Stock Option.

                  (a) Unless otherwise determined by the Committee each Stock Option shall terminate no later than ten years (or such shorter term as may be fixed by the Committee) after the date on which it shall have been granted. The date of termination pursuant to this paragraph is referred to hereinafter as the "termination date" of the option.

                  (b) Stock Options shall be exercisable at such time or times and in such installments, if any, as the Committee or Board may determine. In the event any option is exercisable in installments, any shares which may be purchased during any year or other period which are not purchased during such year or other period may be purchased at any time or from time to time during any subsequent year or period during the term of the option unless otherwise provided in the Stock Option Agreement.

                  (c) A Stock Option shall be exercised by written notice to the Secretary or Treasurer of the Company at its then principal office. The notice shall specify the number of shares as to which the Stock Option is being exercised and shall be accompanied by payment in full of the purchase price for such shares; provided, however , that an optionee at his or her discretion may, in lieu of cash payment, to the Company, deliver Common Stock already owed by him or her, valued at fair market value on the date of delivery, as payment for the exercise of any Stock Option or (ii) request that the Company withhold, from the number at shares of Common stock that may otherwise be obtained upon the exercise of the Stock Option, that number of shares having an aggregate fair market value equal to the Stock Option exercise price. In the event a Stock Option is being exercised, in whole or in part pursuant to Section 6(c) hereof by any person other than the optionee, a notice of election shall be accompanied by proof satisfactory to the Company of the rights of such person to exercise said Stock Option. An optionee shall not, by virtue of the granting of a Stock Option, be entitled to any rights of a shareholder in the Company and such optionee shall not be considered a record holder of shares purchased by him or her until the date on which he or she shall actually be recorded as the holder of such shares upon the stock records of the Company. The Company shall not be required to issue any fractional shares upon exercise of any Stock Option and shall not be required to pay to the person exercising the Stock Option the cash equivalent of any fractional share interest unless so determined by the Committee.

                  (d) In the event an optionee elects to deliver Common Stock already owned by such optionee or to request that Common Stock be withheld in accordance with subsection (c) above, upon exercise of a Stock Option granted hereunder, the Company shall be entitled to require as a condition thereto that the optionee remit an amount which the Company deems sufficient to satisfy all Federal, state and other governmental withholding tax requirements related thereto. The Company shall have the right, in lieu of or in addition to the foregoing to withhold such sums from compensation otherwise due to the optionee.

                  (e) Upon the issuance of any shares pursuant to the exercise of a Stock Option, the Company may pay an optionee a supplemental cash award, the primary purpose of which is to assist the optionee in paying any income tax which may be payable upon the exercise of such Stock Option. This award shall be the lesser of (i) 65% of the difference between the aggregate fair market value of the shares issued on the exercise and the option price paid by the optionee or (ii) 90% of the Stock Option exercise price paid by the optionee.

                  6.  Other Stock Option Conditions.

                  (a) Except as expressly permitted by the Board, no Stock Option shall be transferred by the optionee otherwise than by will or by the laws of descent and distribution. During the lifetime of the optionee the Stock Option shall be exercisable only by such optionee, by his or her legal representative or by a transferee permitted under the terms of the grant of the Stock Option.

                  (b) Unless otherwise determined by the Committee, in the event of the termination of an optionee's employment by the Company at any time for any reason (excluding disability or death), his or her option and all rights thereunder shall be exercisable by the optionee at any time within three months thereafter but in no event later than the termination date of his or her Stock Option. Notwithstanding the foregoing, unless otherwise determined by the Committee, in the event an optionee is permanently and totally disabled (within the meaning of section 105(d)(4), or any successor section, of the Code), his or her Stock Option and all rights thereunder shall be exercisable by the optionee (or his or her legal representative) at any time within six (6) months of termination of employment - but in no event later than the termination date of his Stock Option.

                  (c) Unless otherwise determined by the Committee, if an optionee shall die while in the employ of the Company, his or her Stock Option may be exercised by his or her designated beneficiary or beneficiaries (or if none have been effectively designated, by his or her executor, administrator or the person to whom his or her rights under his or her Stock Option shall pass by will or by the laws of descent arid distribution) at any time within six (6) months after the date of death, but not later than the termination date of his or her Stock Option.

                  (d) In the event a Non-Employee Director ceases to serve as a member of the Board of Directors of the Company at any time for any reason, his option and all rights thereunder shall be exercisable by him at any time within one year thereafter, but in no event later than the termination date of his option. If a Non-Employee Director shall die while serving as a director of the Company, his Stock Option may be exercised by his designated beneficiary or beneficiaries (or, if none have been effectively designated, by his executor, administrator or the person to whom his rights under his Stock Option shall pass by his will or by the laws of descent and distribution) at any time within one year after the date of his death, but not later than the termination date of his Stock Option.

                  (e) Nothing in the Plan or in any option granted pursuant hereto shall confer on an employee any right to continue in the employ of the Company or prevent or interfere in any way with the right of the Company to terminate his employment at any time, with or without cause.

                  (f) Nothing in the Plan or in any Stock Option granted pursuant hereto shall confer on any Non-Employee Director any right to continue as a director of the Company.

                  (g) Each Stock Option granted pursuant to the Plan shall be evidenced by a written Stock Option Agreement duly executed by the Company and the optionee, in such form and containing such provisions as the Committee may from time to time authorize or approve.

                  7. Adjustments. The Stock Option Agreements shall contain such provisions as the Committee shall determine to be appropriate for the adjustment of the kind and number of shares subject to each outstanding Stock Option, or the Stock Option prices, or both, in the event of any changes in the outstanding Common Stock of the Company by reason of stock dividends, stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations or exchanges of shares, or the like. In the event of any such change or changes in the outstanding Common Stock, and as often as the same shall occur, the kind and aggregate number of shares available under the Plan may be appropriately adjusted by the Committee, whose determination shall be binding and conclusive.

                  8.  Amendment and Termination.

                  (a) Unless the Plan shall have been otherwise terminated as provided herein, it shall terminate on, and no option shall be granted thereunder, after December 31, 2008. The Board may at any time prior to that date alter, suspend or terminate the Plan as it may deem advisable, except that it may not without further shareholder approval (i) increase the maximum number of shares subject to the Plan (except for changes pursuant to Section 8); (ii) permit the grant of options to anyone other than the employees, Non-Employee Directors and consultants; (iii) change the manner of determining the minimum stock exercise prices (except for changes pursuant to Section 8); or (iv) extend the period during which Stock Options may be granted or exercised. Except as otherwise hereinafter provided, no alteration, suspension or termination of the Plan may, without the consent of the optionee to whom any Stock Option shall have theretofore been granted (or the person or persons entitled to exercise such Stock Option under Section 6(c) of the Plan), terminate such optionee's Stock Option or adversely affect such optionee's rights thereunder.

                  (b) Anything herein to the contrary notwithstanding, in the event that the Board shall at any time declare it advisable to do so in connection with any proposed sale or conveyance of all or substantially all of the property and assets of the Company or of any proposed consolidation or merger of the Company (unless the Company shall be the surviving corporation in such merger), the Company may give written notice to the holder of any Stock Option that his or her Stock Option may be exercised only within thirty (30) days after the date of such notice but not thereafter, and all rights under said Stock Option which shall not have been so exercised shall terminate at the expiration of such thirty (30) days, provided that the proposed sale, conveyance, consolidation or merger to which such notice shall relate shall be consummated within six (6) months after the date of such notice. If such proposed sale, conveyance, consolidation or merger shall not be consummated within said time period, no unexercised rights under any Stock Option shall be affected by such notice except that such Stock Option may, not be exercised between the date of expiration of such thirty (30) days and the date of the expiration of such six month period.

                  9. Indemnification. Any member of the Committee or the Board who is made, or threatened to be made, a party to any action or proceeding, whether civil or criminal, by reason of the fact that such person is or was a member of the Committee or the Board insofar as it relates to the Plan shall be indemnified by the Company, and the Company may advance such person's related expenses, to the full extent permitted by law and/or the Certificate of Incorporation or By-laws of the Company.

                  10. Effective Date of the Plan; Termination of the Plan and Stock Options. The Plan shall become effective on the date of adoption by the Board, provided, however, that the Plan shall be subject to approval by the affirmative vote of the holders of the majority of Common Stock of the Company on or before December 31, 1998.

                  11. Expenses. Except as otherwise provided herein for the payment of Federal, State and other governmental taxes, the Company shall pay all fees and expenses incurred in connection with the Plan and the issuance of the stock hereunder.

                  12. Government Regulations, Registrations and Listing of
Stock.

                  (a) The Plan, and the grant and exercise of Stock Options thereunder, and the Company's obligation to sell and deliver stock under such Stock Options shall be subject to all applicable Federal and State laws, rules and regulations and to such approvals by any regulatory or governmental agency as may, in the opinion of the Company, be necessary or appropriate.

                  (b) The Company may in its discretion require whether or not a registration statement under the Securities Act of 1933 and the applicable rules and regulations thereunder (collectively the "Act") is then in effect with respect to shares issuable upon exercise of any stock option or the offer and sale of such shares is exempt from the registration provisions of such Act, that as a condition precedent to the exercise of any Stock Option the person exercising the Stock Option give to the Company a written representation and undertaking satisfactory in form and substance to the Company that such person is acquiring the shares for his or her own account for investment and not with a view to the distribution or resale thereof and otherwise establish to the company's satisfaction that the offer or sale of the shares issuable upon exercise of the Stock Option will not constitute or result in any breach or violation of the Act or any similar act or statute or law or regulation in the event that a Registration statement under the Act is not then effective with respect to the Common Shares issued upon the exercise of such stock option; the company may place upon any stock certificate appropriate legends referring to the restrictions on disposition under the Act

                  (c) In the event the class of shares issuable upon the exercise of any Stock Option is listed on any national securities exchange or NASDAQ, the Company shall not be required to issue or achieve any certificate for shares upon the exercise of any Stock Option, or to the listing of the shares so issuable on such national securities exchange or NASDAQ and prior to the registration of the same under the Securities Exchange Act of 1934 or any similar act or statute.

********************************************************************************
                                    APPENDIX



                            4KIDS ENTERTAINMENT, INC.




                                      PROXY




Annual Meeting of Shareholders - Wednesday, April 29, 1998.


                  The undersigned shareholder of 4Kids Entertainment, Inc. (the "Company") hereby appoints Alfred R. Kahn, the attorney and proxy of the undersigned, with full power of substitution, to vote, as indicated herein, all the common shares of the Company standing in the name of the undersigned at the close of business on March 26, 1998 at the Annual Meeting of Shareholders of the Company to be held at Chase Manhattan Worldwide Headquarters, 270 Park Avenue, New York, New York 10017, Conference Room F at 11:30 a.m., local time, on Wednesday, April 29, 1998, and at any and all adjournments thereof, with all the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

(Please fill in the reverse side and return promptly in the enclosed envelope.)

PLEASE MARK BOXES / / OR /X/ IN BLUE OR BLACK INK.


1.       Election of Directors.

FOR all nominees  / /

WITHHOLD authority only for those nominees whose name(s) I have written below / /

WITHHOLD authority for ALL nominees  / /

Nominees for Director are:  Alfred R. Kahn, Robert Glick and
Gerald Rissman.

--------------------------------------------------------------------------------


2. Proposal to approve the Company's 1998 Stock Option Plan.


         For  / /        Against  / /        Abstain  / /


--------------------------------------------------------------------------------


3. Proposal to approve the selection of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending December 31, 1998.


         For  / /        Against  / /        Abstain  / /


--------------------------------------------------------------------------------


4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or adjournments thereof.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED FOR THE ELECTION OF THE PROPOSED DIRECTORS AND FOR THE ABOVE PROPOSALS UNLESS OTHERWISE INDICATED.


                                           SIGNATURE(S) should be exactly
                                           as name or names appear on this
[Sign, Date and Return                     proxy.  If stock is held jointly,
the Proxy Card Promptly                    each holder should sign.  If
Using the Enclosed                         signing is by attorney, executor,
Envelope.]                                 administrator, trustee or guardian,
                                           please give full title.



                                           Dated __________________, 1998



                                           _____________________________________
                                                     Signature


                                           _____________________________________
                                                     Print Name




                                           _____________________________________
                                                     Signature


                                           _____________________________________
                                                     Print Name

















                                      - 3 -